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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                      000-33625                 87-0618509
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

23 CORPORATE PLAZA, SUITE 280, NEWPORT BEACH, CALIFORNIA           92660
     (Address of principal executive offices)                    (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 999-1600

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02 Unregistered Sales of Equity Securities

As of August 5, 2005, the Company issued and sold an aggregate of $777,000 in principal amount of Convertible Promissory Notes (the "Notes"). The Notes are convertible into shares of Common Stock at a conversion price of $0.15 per share. The Notes bear interest at an annual rate of 12% and mature one year after the date of issuance. In addition, each investor received warrants to purchase a number of additional shares of Common Stock equal to fifty percent (50%) of the principal amount of the their Notes at an exercise price of $0.50 per share. If all Notes were converted and all warrants exercised, a total of 5,568,500 shares of Common Stock would be issued. The securities were issued to a total 14 investors of whom 6 were residents of the United States. The securities were issued in a transaction not involving a public offering and were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (including Regulation D promulgated thereunder) or were exempt from registration pursuant to Regulation S promulgated under Section 5 of the Securities Act of 1933. The entities and individuals to whom the securities were issued had access to full information concerning the Company. The shares were acquired for theirown account and not for the purpose of distribution. The instruments representing the securities contain a restrictive legend advising that the securities may not be offered for sale, sold or otherwise transferred without having first been registered under the Securities Act of 1933 or pursuant to an exemption from registration under such act. The securities were placed directly by the Company and by Falcon Capital which served as a placement agent for the Company..

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.



Exhibit           Description
-------           -----------
10.1              Form of Convertible Promissory Note

10.2              Form of Warrant Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2005


                                                     PivX Solutions, Inc.

                                                     By: /s/ Tydus Richards
                                                         -----------------------
                                                         Tydus Richards,
                                                         Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit           Description
-------           -----------
10.1              Form of Convertible Promissory Note
10.2              Form of Warrant Agreement